                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   ________

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   ________


Date of Report (Date of earliest event reported):        October 18, 1999


                             NETIVATION.COM, INC.
            (Exact Name of Registrant as Specified in its Charter)


  DELAWARE                          000-26337
  (State or Other Jurisdiction    _______________          82-0514605
     of Incorporation or         (Commission File       (I.R.S. Employer)
       Organization)                  Number)         Identification Number)


             806 CLEARWATER LOOP, SUITE N
                    POST FALLS, ID                  83854
        (Address of Principal Executive Offices)  (Zip Code)

   Registrant's telephone number, including area code:    (208) 777-4203



ITEM 5.   OTHER EVENTS

On November 10, 1999, Netivation.com, Inc., a Delaware corporation ("Netivation"), filed a Form 8-K, as amended January 7, 2000 (Commission File No. 000-26337) (the "Original 8-K"), regarding the acquisition of all of the issued and outstanding stock of: (i) MEDMarket, Inc., a Colorado corporation, on October 18, 1999; (ii) politicallyblack.com, Inc., a Maryland corporation, on October 19, 1999; (iii) Raintree Communications Corporation, a Virginia corporation, on October 21, 1999; and (iv) Public Disclosure, Inc., a Washington D.C. corporation, on October 22, 1999.

Netivation, after consulting with its professional advisors, believes that none of the transactions described in the Original 8-K meet the reporting requirements of Item 2 Form 8-K. As a result, Netivation's management believes the information filed in the Original 8-K under Item 2 should have been filed under Item 5. Therefore, Netivation hereby amends the Original 8-K from an Item 2 disclosure to an Item 5 disclosure.

EXHIBITS

     2.1 Agreement and Plan of Merger and Reorganization, dated as of September 17, 1999, among Netivation.com, Inc., Netivation.com Merger Two Corp., MEDMarket, Inc., and MEDMarket's selling shareholders; incorporated by reference to Exhibit 2.1 to the Registrant's form 8-K filed November 10, 1999 (Commission File No. 000-26337).

     2.2 Agreement and Plan of Merger, dated as of October 12, 1999, among Netivation.com, Inc., Netivation.com Merger Six Corp.,
          Politicallyblack.com, Inc. and the Selling Stockholders of Politicallyblack.com, Inc.; incorporated by reference to Exhibit 2.2 to the Registrant's form 8-K filed November 10, 1999 (Commission File No. 000-26337).

     2.3 Agreement and Plan of Merger, dated as of October 19, 1999, among Netivation.com, Inc., Netivation.com Merger Four Corp., Raintree Communications Corporation and the Selling Stockholders of Raintree Communications Corporation; incorporated by reference to Exhibit 2.3 to the Registrant's form 8-K filed November 10, 1999 (Commission File No. 000-26337).

     2.4 Agreement and Plan of Merger, dated as of October 22, 1999, among Netivation.com, Inc., Netivation.com Merger Five Corp., Public Disclosure, Inc., and the Selling Stockholders of Public Disclosure, Inc.; incorporated by reference to Exhibit 2.4 to the Registrant's form 8-K filed November 10, 1999 (Commission File No. 000-26337).

     99.1 Press Release dated October 20, 1999 for MEDMarket, Inc. Acquisition; incorporated by reference to Exhibit 99.1 to the
          Registrant's Form 8-K filed November 10, 1999 (Commission File No. 000-26337).

     99.2 Press Release dated October 28, 1999 for politicallyblack.com, Inc., Raintree Communications Corporation, and Public Disclosure, Inc.; incorporated by reference to Exhibit 99.2 to the Registrant's Form 8-K filed November 10, 1999 (Commission File No. 000-26337).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

     Dated as of March 2, 2000.

                    NETIVATION.COM, INC.

                         By   /s/ Anthony J. Paquin
                              -------------------------------------
                              Anthony J. Paquin
                              President and Chief Executive Officer